UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2009

MAGNUM D’OR RESOURCES, INC.
(Exact name of registrant as specified in its Charter)

Nevada	0-31849	80-0137402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1326 S.E. 17th Street, #513, Ft. Lauderdale, Florida 33316
(Address of principal executive offices)

(305) 420-6563
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8 – Other Events

Magnum D’Or Resources, Inc. (the “Company”) recently issued press releases on September 1 2009, and on September 3, 2009, regarding successful developments and improvements to its crumb rubber production methods and process, including laboratory trials and mock production trials in Malaysia.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

99.1.1	Magnum/SRI Produces a High Ratio reclaimed rubber compound at Rubber Research Institute Facility in Sg. Buloh, Malaysia Press Release

99.1.2	Magnum Releases Positive Data of Magnum/SRI Next Generation Custom Compound Successfully Blended in Actual Manufacturing Conditions Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnum d'Or Resources Inc.
(Registrant)

Date: September 4, 2009	By:	/s/ Joseph J. Glusic
Joseph J. Glusic
Chief Executive Officer and President